UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) June 7, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AR3 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-19 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

See Item 6.02 below.

Item 1.02 – Termination of a Material Definitive Agreement

Pursuant to the deboarding agreement, dated as of June 1, 2007, by and between DB Structured Products, Inc. (“DBSP”) and Ocwen Loan Servicing, LLC (“Ocwen”), DBSP and Ocwen have agreed to terminate the Interim Servicing and Servicing Rights Purchase Agreement, dated as of February 1, 2004 as amended by Amendment Number One, dated June 30, 2004, by and among DBSP, Ocwen Financial Corporation and Ocwen, as modified in accordance with the terms of an assignment, assumption and recognition agreement, dated as of April 30, 2007, among DBSP, as assignor, Deutsche Alt-A Securities, Inc. (the “Depositor”), as assignee and Ocwen, with respect to the certain mortgage loans, effective as of June 1, 2007. Such termination agreement is attached hereto as Exhibit 99.1 below.

Pursuant to the deboarding agreement, dated as of June 1, 2007, by and between DBSP and GMAC Mortgage, LLC (“GMACM”), DBSP and GMACM have agreed to terminate the Amended and Restated Servicing Agreement, dated as of January 2, 2007, between the Assignor and the Company, as modified in accordance with the terms of an assignment, assumption and recognition agreement, dated as of April 30, 2007, among DBSP, as assignor, Deutsche Alt-A Securities, Inc. (the “Depositor”), as assignee and GMACM, with respect to the certain mortgage loans, effective as of June 1, 2007. Such termination agreement is attached hereto as Exhibit 99.2 below.

Pursuant to the termination agreement, dated as of June 1, 2007, by and between DBSP and Countrywide Home Loans Servicing LP (“CHLS”), DBSP and CHLS have agreed to terminate the Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005, as amended by amendements dated as of August 31, 2006 and February 26, 2007, by and between DBSP, CHLS and Countrywide Home Loans, Inc., as modified in accordance with the terms of an assignment, assumption and recognition agreement, dated as of April 30, 2007, among DBSP, as assignor, Deutsche Alt-A Securities, Inc. (the “Depositor”), as assignee and CHLS, with respect to the certain mortgage loans, effective as of June 1, 2007. Such termination agreement is attached hereto as Exhibit 99.3 below.

Pursuant to the termination agreement, dated as of June 1, 2007, by and between DBSP and Countrywide Home Loans Servicing LP (“CHLS”), DBSP and CHLS have agreed to terminate the Flow Servicing Agreement, dated as of June 30, 2006, by and between DBSP  and CHLS, as modified by that certain Commitment Letter, dated April 30, 2007, between DBSP and CHLS and modified in accordance with the terms of an assignment, assumption and recognition agreement dated as of April 30, 2007 among DBSP as assignor, Deutsche Alt-A Securities, Inc., as assignee, Countrywide Home Loans, Inc., as company, and CHLS and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer, with respect to the certain mortgage loans, effective as of June 1, 2007. Such termination agreement is attached hereto as Exhibit 99.4 below.

Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee.

CHLS, has agreed to service certain residential mortgage loans, effective as of June 1, 2007, for the benefit of HSBC Bank USA, National Association, as trustee (the “Trustee”) pursuant to the provisions of that certain Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005 (attached hereto as Exhibit 99.5) by and among DBSP, Countrywide Home Loans, Inc. and CHLS, as amended by Amendment One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of August 31, 2006 (attached hereto as Exhibit 99.6) by and among DBSP, Countrywide Home Loans, Inc. and CHLS, as amended by Amendment Two to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of February 26, 2007 (attached hereto as Exhibit 99.7) by and among DBSP, Countrywide Home Loans, Inc. and CHLS as modified in accordance with the terms of servicing agreement dated as of June 1, 2007 (attached hereto as Exhibit 99.8), between CHLS and the Trustee and acknowledged and agreed to by the Depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.  The related mortgage loans were previously serviced for the benefit of the Trustee by Ocwen.

CHLS, has agreed to service certain residential mortgage loans, effective as of June 1, 2007, for the benefit of the Trustee pursuant to the provisions of that certain Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005 (attached hereto as Exhibit 99.5) by and among DBSP, Countrywide Home Loans, Inc. and CHLS, as amended by Amendment One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of August 31, 2006 (attached hereto as Exhibit 99.6) by and among DBSP, Countrywide Home Loans, Inc. and CHLS, as amended by Amendment Two to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of February 26, 2007 (attached hereto as Exhibit 99.7) by and among DBSP, Countrywide Home Loans, Inc. and CHLS as modified in accordance with the terms of servicing agreement dated as of June 1, 2007 (attached hereto as Exhibit 99.9), between CHLS and the Trustee and acknowledged and agreed to by the Depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.  The related mortgage loans were previously serviced for the benefit of the Trustee by GMACM.

Wells Fargo Bank, N.A. (“Wells Fargo”), has agreed to service certain residential mortgage loans, effective as of June 1, 2007, for the benefit of the Trustee pursuant to the provisions of that certain Servicing Agreement, dated as of December 1, 2005, (attached hereto as Exhibit 99.10) among DBSP and Wells Fargo as modified in accordance with the terms of servicing agreement dated as of June 1, 2007 (attached hereto as Exhibit 99.11), between Wells Fargo and the Trustee and acknowledged and agreed to by the Depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.  The related mortgage loans were previously serviced for the benefit of the Trustee by Ocwen.

Wells Fargo, has agreed to service certain residential mortgage loans, effective as of June 1, 2007, for the benefit of the Trustee pursuant to the provisions of that certain Servicing Agreement, dated as of December 1, 2005, (attached hereto as Exhibit 99.10) among DBSP and Wells Fargo as modified in accordance with the terms of servicing agreement dated as of June 1, 2007 (attached hereto as Exhibit 99.12), between Wells Fargo and the Trustee and acknowledged and agreed to by the Depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.  The related mortgage loans were previously serviced for the benefit of the Trustee by GMACM.

Wells Fargo, has agreed to service certain residential mortgage loans, effective as of June 1, 2007, for the benefit of the “Trustee pursuant to the provisions of that certain Servicing Agreement, dated as of December 1, 2005, (attached hereto as Exhibit 99.10) among DBSP and Wells Fargo as modified in accordance with the terms of servicing agreement dated as of June 1, 2007 (attached hereto as Exhibit 99.13), between Wells Fargo and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.  The related mortgage loans were previously serviced for the benefit of the Trustee by CHLS.

WELLS FARGO BANK, N.A. SERVICER DISCLOSURE

Servicing Experience and Procedures of Wells Fargo Bank

Servicing Experience

Wells Fargo Bank, N.A. (“Wells Fargo Bank”) is an indirect, wholly-owned subsidiary of Wells Fargo & Company.  Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank.  Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans.  Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974.  These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers.  As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

Wells Fargo Bank’s servicing portfolio of residential mortgage loans (which includes Alt-A Prime Fixed Rate Loans, Alt-A Prime Adjustable Rate Loan, Alt-A Minus Fixed Rate Loans and Alt-A Minus Adjustable Rate Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.37 trillion as of the end of 2006.

Wells Fargo Bank currently services Alt-A Prime Mortgage Loans in the same manner as it services mortgage loans originated pursuant to its “prime” underwriting guidelines. The table below sets forth for each of the dates indicated the number and aggregate unpaid principal balance of first lien, non-subprime, residential mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae or Freddie Mac and certain mortgage loans serviced for the Federal Home Loan Banks, mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer):

As of		As of		As of
December 31, 2004(1)		December 31, 2005(1)		December 31, 2006(2)
No. of Loans	Aggregate Unpaid Principal Balance of Loans	No. of Loans	Aggregate Unpaid Principal Balance of Loans	No. of Loans	Aggregate Unpaid Principal Balance of Loans
498,174	$166,028,382,042	634,103	$229,014,862,911	646,723	$258,646,782,192

___________________________________
(1) Includes mortgage loans originated pursuant to Wells Fargo Bank’s underwriting guidelines for Alt-A Minus Mortgage Loans.

(2) Excludes mortgage loans originated pursuant to Wells Fargo Bank’s underwriting guidelines for Alt-A Minus Mortgage Loans.

Wells Fargo Bank currently services Alt-A Minus Mortgage Loans in the same manner as it services first lien mortgage loans originated pursuant to its “subprime” underwriting guidelines (such mortgage loans, “Subprime First Lien Loans”) and second lien mortgage loans originated pursuant to its “subprime” underwriting guidelines (such mortgage loans, “Subprime Second Lien Loans”).  The table below sets forth for each of the dates indicated the number and aggregate unpaid principal balance of Subprime First Lien Loans, Subprime Second Lien Loans and Alt-A Minus Mortgage Loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae or Freddie Mac and certain mortgage loans serviced for the Federal Home Loan Banks, mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer):

	As of		As of		As of
	December 31, 2004		December 31, 2005		December 31, 2006
Asset Type	No. of Loans	Aggregate Original Principal Balance of Loans	No. of Loans	Aggregate Original Principal Balance of Loans	No. of Loans	Aggregate Original Principal Balance of Loans
Subprime First Lien Loans	134,893	$19,592,490,281	173,411	$26,214,367,714	190,395	$29,252,542,517
Subprime Second Lien Loans	*	*	9,116	353,218,934	18,483	711,917,795
Alt-A Minus Mortgage Loans**	—	—	—	—	62,351	11,088,435,185

_____________________
*  Wells Fargo Bank did not have a material servicing portfolio of Subprime Second Lien Loans as of the dates indicated.

** Prior to 2006, Wells Fargo Bank included Alt-A Minus Mortgage Loans in its servicing portfolio of non-subprime mortgage loans as described in the preceding table.

Servicing Procedures

Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system.  Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans.  Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property.  Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit (“VRU”) to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments.  Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer.  Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency.  For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate.  The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel.  Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication.  Attorney timeline performance is managed using quarterly report cards.  The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system.  Bankruptcy filing and release information is received electronically from a third-party notification vendor.

Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis.

If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.

Wells Fargo Bank, in its capacity as servicer, has delivered its 2006 assessment of compliance under Item 1122 of Regulation AB.  In its assessment, Wells Fargo Bank reported that it had complied, in all material respects, with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB as of and for the year ended December 31, 2006 with respect to the primary servicing of residential mortgage loans by its Wells Fargo Home Mortgage Division, except for the following:

(i)

For certain loans originated by third parties and sub-serviced by Wells Fargo Bank or for which servicing rights were acquired on a bulk-acquisition basis, Wells Fargo Bank determined it provided incomplete data to some third parties who use such data to calculate delinquency ratios and determine the status of loans with respect to bankruptcy, foreclosure or real estate owned.  The incomplete reporting only affected securitizations that included delinquent loans.  Instead of the actual due date being provided for use in calculating delinquencies, the date of the first payment due to the security was provided.  Wells Fargo Bank subsequently included additional data in the monthly remittance reports, providing the actual borrower due date and unpaid principal balance, together with instructions to use these new fields if such monthly remittance reports are used to calculate delinquency ratios.

(ii)

Wells Fargo Bank determined that, as required by certain servicing agreements, it did not provide mortgage loan purchasers with prior notifications of intent to foreclose.  While mortgage loan purchasers received monthly delinquency status reports that listed loans in foreclosure, such reports were received after such loans had been referred to an attorney.  A new process is being implemented to send such notifications if contractually required, unless an mortgage loan purchaser opts out in writing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

  Exhibits:

Exhibit No.

Description

99.1

Deboarding agreement, dated as of June 1, 2007, by and between DBSP and Ocwen.

99.2

Deboarding agreement, dated as of June 1, 2007, by and between DBSP and GMACM.

99.3

Termination agreement, dated as of June 1, 2007, by and between DBSP and CHLS.

99.4

Termination agreement, dated as of June 1, 2007, by and between DBSP and CHLS.

99.5

Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005 by and among DBSP, Countrywide Home Loans, Inc. and CHLS.*

99.6

Amendment One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of August 31, 2006 by and among DBSP, Countrywide Home Loans, Inc. and CHLS.*

99.7

Amendment Two to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of February 26, 2007 by and among DBSP, Countrywide Home Loans, Inc. and CHLS.*

99.8

Servicing agreement dated as of June 1, 2007, between CHLS and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.9

Servicing agreement dated as of June 1, 2007, between CHLS and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.10

Servicing Agreement, dated as of December 1, 2005, among DBSP and Wells Fargo.**

99.11

Servicing agreement dated as of June 1, 2007, between Wells Fargo and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.12

Servicing agreement dated as of June 1, 2007, between Wells Fargo and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.13

Servicing agreement dated as of June 1, 2007, between Wells Fargo and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on May 15, 2007.

**

Incorporated herein by reference to the Form 8-K filed with the SEC on July 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Rika Yano

Name: Rika Yano

Title:   Vice President

By: /s/ Susan Valenti

Name: Susan Valenti

Title:   Director

Dated:  June 7, 2007

Exhibit No.

Description

99.1

Deboarding agreement, dated as of June 1, 2007, by and between DBSP and Ocwen.

99.2

Deboarding agreement, dated as of June 1, 2007, by and between DBSP and GMACM.

99.3

Termination agreement, dated as of June 1, 2007, by and between DBSP and CHLS.

99.4

Termination agreement, dated as of June 1, 2007, by and between DBSP and CHLS.

99.5

Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005 by and among DBSP, Countrywide Home Loans, Inc. and CHLS.*

99.6

Amendment One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of August 31, 2006 by and among DBSP, Countrywide Home Loans, Inc. and CHLS.*

99.7

Amendment Two to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement dated as of February 26, 2007 by and among DBSP, Countrywide Home Loans, Inc. and CHLS.*

99.8

Servicing agreement dated as of June 1, 2007, between CHLS and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.9

Servicing agreement dated as of June 1, 2007, between CHLS and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.10

Servicing Agreement, dated as of December 1, 2005, among DBSP and Wells Fargo.**

99.11

Servicing agreement dated as of June 1, 2007, between Wells Fargo and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.12

Servicing agreement dated as of June 1, 2007, between Wells Fargo and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.13

Servicing agreement dated as of June 1, 2007, between Wells Fargo and the Trustee and acknowledged and agreed to by Deutsche Alt-A Securities, Inc. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on May 15, 2007.

**

Incorporated herein by reference to the Form 8-K filed with the SEC on July 17, 2006.